UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Address of principal executive offices)

(Zip code)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Name and address of agent for service)

With Copy To:

Josh Deringer, Esq.

Drinker Biddle

One Logan Square, Ste 2000

Philadelphia, PA 19103

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CONESTOGA FUNDS

SMALL CAP FUND

MID CAP FUND

M a n a g e d   B y

SEMI-ANNUAL REPORT

March 31, 2012

(Unaudited)

June 4, 2012

Dear Fellow Shareholders of the Conestoga Small Cap Fund and Conestoga Mid Cap Fund,

Once again the Small Cap Fund has had very solid performance, realizing a positive 24.41% return, over the past six months.  While our small cap portfolio underperformed its relevant benchmarks, that should be expected in volatile and aggressively strong periods. Investment flows reached an all-time high of nearly $79,000,000 for any six month period in our history, leaving us with period ending assets of nearly $249,000,000 for the period ending March 31, 2012.

Additionally, with a team effort, we launched the Conestoga Mid Cap Fund on March 30, 2012. The Mid Cap segment of the U.S. equities market has been somewhat overlooked in the last several years, despite demonstrating very strong long-term performance.  We believe the Mid Cap segment will garner more attention in the future and that it is a natural extension of our core competency and investment strategy.  Successful companies from our Small Cap portfolio often graduate into the Mid Cap space and with our Mid Cap Fund, our investors can continue to participate in their long-term success with a less risky profile going forward.

 I would also like to highlight that Conestoga Capital Advisors continues to grow its separate account asset management business. Though March of 2012, we have attained $758,400,000 total assets under management.

Thank you so very much for your support as shareholders and please consider our Mid Cap Fund as you broaden your investment horizons.

Sincerely,

William C. Martindale, Jr.

Chairman

June 4, 2012

Dear Fellow Conestoga Small Cap Fund Shareholders,

When we penned our last annual letter back in November 2011, we discussed an equity market that had experienced significant declines and extreme volatility.   As has been the case over the last several years, the equity market’s fortunes quickly reversed themselves posting 20% plus return for the six months ended March 31, 2012.  Despite the wall of worry that investors are inundated with on a daily basis through CNBC and Bloomberg, the United States equity markets showed much resilience thwarting off worries of the Greek debt crisis, double dip recessionary fears in Europe, and potential spillover effects on the U.S. economy.  Continued optimism about the economic recovery and solid corporate earnings results were key factors in the market’s rally.  However, we believe that the primary catalyst was Federal Reserve Chairman Ben Bernanke’s ongoing comments that interest rates will remain low through 2014, and inferences that further asset purchases may be made by the Federal Reserve. While we at Conestoga are certainly concerned with a number of issues (including but not limited to the extraordinary debt level of the United States government), we believe the US economy is on a solid but a slow growth footing.

We found several characteristics of the market’s rally in the past six months to be particularly interesting.  Market volatility, as measured by the CBOE Volatility Index (“VIX”), as well as equity trading volumes fell to levels not seen since 2007.  The VIX Index declined 63% from September 30, 2011 through March 31, 2012.  In the small cap sector of the market, stocks with negative earnings, low returns on invested capital (ROIC), low returns on equity (ROE), and high betas significantly outperformed for the period.

Fund vs. Benchmarks, Also S&P 500, MSCI EAFE

	1Q 2012	Six Months	One Year	Three Years*	Five Years*	Seven Years*	Since Inception*
Conestoga Small Cap Fund	9.90%	24.41%	5.64%	25.93%	6.78%	7.94%	11.05%
Russell 2000 Index	12.44%	29.83%	-0.18%	26.90%	2.13%	5.77%	10.37%
Russell 2000 Growth Index	13.28%	30.26%	0.68%	28.36%	4.45%	6.86%	10.90%
Other Notable Market Indices:
S&P 500 (Large Cap Stocks)	12.59%	25.89%	8.54%	23.42%	2.01%	4.71%	7.63%
MSCI EAFE (International Stocks)	10.86%	14.56%	-5.77%	17.13%	-3.51%	3.25%	N/A

*Periods longer than one year are annualized. Source, Conestoga Capital, FactSet, Russell Investments, S&P and MSCI.

Standard Deviations as of March 31, 2012:  Fund vs. Benchmarks

	Three Years*	Five Years*	Seven Years*	Since Inception*
Conestoga Small Cap Fund	22.40%	24.35%	22.14%	20.76%
Russell 2000 Index	26.08%	28.50%	25.36%	23.80%
Russell 2000 Growth Index	26.27%	28.72%	25.85%	24.59%

*Annualized monthly standard deviations.  Source, Conestoga Capital, Russell Investments, MSS.

We believe the Fund’s performance during the last six months was consistent with its style.  By focusing on high quality companies, the Fund often lags in a strong positive equity market but is able to protect shareholder’s capital in more volatile markets.  This disciplined approach into small growth stocks, has lead to a very attractive long-term track record, as listed in the performance and standard deviation tables above, with less volatility than its benchmarks.   Looking beneath the headline returns, we observe that the stocks in the Conestoga Small Cap Fund did produce strong fundamental results during the past six months.  The companies in the Small Cap Fund’s portfolio produced median revenue growth of 13.5%, versus the Russell 2000 median revenue growth of 8.9%.  Median earnings growth for the companies in the Small Cap Fund’s portfolio for the same period was 15.5%, versus the Russell 2000 rate of 13.5%.  The Fund’s holdings have better revenue and earnings growth than the Russell 2000 Index.  We believe the more modest difference in earnings growth rates is due to the high level of reinvestment our companies make in their businesses.

The Small Cap Fund’s portfolio has very strong balance sheet characteristics as well.  The companies are producing strong return on equity (ROE) of 15.6% over the last four quarters, versus the Russell 2000 Growth Index ROE of 9.2% and the Russell 2000 Index ROE of 7.3%.  Debt levels are very low, with over two-thirds of the portfolio companies having no long-term debt, and the total portfolio average long-term debt to capital ratio is 3%.  Many of the portfolio holdings also have significant cash balances to assist in weathering a volatile market.

Consistent with our long-term approach, the Fund experienced 11.5% annualized turnover in the last six months.  Our research efforts continue to discover companies with the aforementioned high-quality characteristics, selling at reasonable prices.  In the past six months, we added a total of four companies to the portfolio, while removing four companies; a fairly typical turnover given our long-term investment approach.  The new companies that we added to the portfolio were: ACI Worldwide Inc. (ACIW), Faro Technologies Inc. (FARO), Grand Canyon Education Inc. (LOPE) and Stamps.com Inc. (STMP).  We sold entire positions in II-VI Inc. (IIVI) (rationale: continuous evaluation), Integra LifeSciences Corp. (IART) (rationale: fundamental), MICROS Systems Inc. (MCRS) (rationale: market capitalization), and Strayer Education Inc. (rationale: continuous evaluation).  We added to a number of existing positions and trimmed a number of technology positions primarily in order to keep our technology sector weighting under 30 percent.

As we write this letter in mid May 2012, the equity markets have given back much of their year-to-date gains.  This market pullback has provided the backdrop for the Fund to improve its relative performance.  The outlook for the global economy remains tenuous, and political uncertainties abound.  Nonetheless, our confidence in the 47 companies that comprise the Conestoga Small Cap Fund is quite high.  We believe we have constructed a portfolio of small companies, with sustainable growth characteristics and excellent management teams.  To defend against economic and market uncertainty, the companies have strong balance sheets with significant cash balances and/or low or no long-term debt.  We firmly believe these companies offer the potential to continue to outperform the small capitalization benchmarks, with less volatility, in the years ahead. We very much appreciate the confidence and trust that you have placed in us.

Sincerely,

William C. Martindale, Jr.

Robert M. Mitchell

Managing Partner - Co-Portfolio Manager

Managing Partner - Co-Portfolio Manager

David M. Lawson, CFA

            Joseph F. Monahan, CFA

Managing Partner - Senior Research Analyst

Managing Partner – Senior Research Analyst

June 4, 2012

Dear Fellow Shareholders,

The Conestoga Mid Cap Fund began operating on March 30, 2012 with assets of approximately $1.7 million.

The Mid Capitalization (“Mid Cap”) segment is appealing to investors because it offers attractive growth potential, albeit somewhat less than the Small Cap classification. The components of the Mid Cap arena are more established companies, further advanced in their corporate development and thus offering a lower risk profile than the Small Cap universe.  Additionally, this segment is under utilized by institutional investors as it has not achieved the appropriate mind share that it deserves.

The Mid Cap Fund is employing a strategy that is very similar to our Small Cap strategy, but invests in companies that are somewhat larger and more established than those in the Small Cap Fund. As with the Small Cap Fund, the Mid Cap Fund is investing in high quality companies that have leading positions in their industry and possess strong financial characteristics, including high returns on invested capital, the ability to generate excess cash flow and balance sheets with low levels of debt. The only major difference from the Small Cap strategy is that the Mid Cap Fund will focus on companies with market capitalizations between $2 billion and $10 billion.

We view the Mid Cap Fund as a natural extension of our Small Cap strategy and as complementary diversification to the Small Cap Fund. We are able to leverage our research capabilities and considerable knowledge base, which has been developed over many years of investing in Small Cap equities. Most of the positions in the Mid Cap Fund are in companies that we have followed closely, or owned, when they were Small Cap companies. In fact, the Mid Cap Fund may own up to ten positions that are also held in the Small Cap Fund, as long as they have at least a $2 billion market capitalization at the time of purchase. The Fund will hold 35 to 45 positions in companies that we believe can demonstrate at least 12% to 16% long-term earnings growth.

Conestoga Capital Advisors continues to grow its business at a controlled pace and we look for the Mid Cap Fund to add to our growth potential in the coming years. All of us at Conestoga are excited about the prospects for the Mid Cap Fund. We look forward to reporting our progress to you in future periods and we thank you for your trust and confidence in us.

Sincerely,

William C. Martindale, Jr.

David M. Lawson, CFA

Managing Partner - Co-Portfolio Manager

Managing Partner - Co-Portfolio Manager

Robert M. Mitchell

            Joseph F. Monahan, CFA

Managing Partner - Senior Research Analyst

Managing Partner – Senior Research Analyst

CONESTOGA FUNDS

SMALL CAP FUND

MID CAP FUND

Expense Example

(Unaudited)

As a shareholder of the Conestoga Small Cap Fund and/or the Conestoga Mid Cap Fund, you incur the following costs: management fees, trustee fees, transaction costs and certain other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in these Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example for the Conestoga Small Cap Fund is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2011 through March 31, 2012.  The Example for the Conestoga Mid Cap Fund is the actual period of March 30, 2012 through March 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in these Funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Conestoga Small Cap Fund:

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During the Period*
	October 1, 2011	March 31, 2012	October 1, 2011 through March 31, 2012

Actual	$1,000.00	$1,244.10	$6.17
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.50	$5.55

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half year period).

  Conestoga Mid Cap Fund: (Investors Class)

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During the Period*
	March 30, 2012	March 31, 2012	March 30, 2012 through March 31, 2012

Actual	$1,000.00	$998.75	$0.06
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,000.11	$0.06

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 2/366 (to reflect the modified period).

CONESTOGA SMALL CAP FUND

Securities Holdings by Sector

March 31, 2012

(Unaudited)

The following chart gives a visual breakdown of the Fund by the economic sectors*.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on March 31, 2012 were $ 248,328,671.

Liabilities In Excess
Of Other Assets
(0.72)%
Consumer
Discretionary
12.10%
Cash Equivalent
3.12%
Energy
6.01%
Technology
29.37%
Financial Services
7.38%
Healthcare
14.95%
Producer Durables
22.99%
Materials and
Processing
4.80%

*Russell Sectors

Cash Equivalent and Liabilities in excess of Other Assets are not Russell Sectors

CONESTOGA SMALL CAP FUND

Schedule of Investments

March 31, 2012

			% of Total
Shares		Value	Net Assets
COMMON STOCKS

Consumer Discretionary
Consumer Services
275,000	Zipcar, Inc. *	$ 4,072,750
Educational Services
61,150	Capella Education Co. *	2,198,343
135,275	Grand Canyon Education, Inc. *	2,402,484
309,350	Healthstream, Inc. *	7,173,827
Eductional Services Total		11,774,654
Retail
107,500	Hibbett Sports, Inc. *	5,864,125
150,000	Stamps.com, Inc. *	4,182,000
Retail Total		10,046,125
Textile Apparel & Shoes
239,175	Iconix Brand Group, Inc. *	4,156,862

Consumer Discretionary Sector Total		30,050,391	12.10%

Energy
Oil: Crude Producers
73,675	Contango Oil & Gas, Inc. *	4,340,194
Oil Well Equipment & Services
71,450	Carbo Ceramics, Inc.	7,534,403
23,225	Core Laboratories NV	3,055,713
Oil Well Equipment & Services Total		10,590,116

Energy Sector Total		14,930,310	6.01%

Financial Services
Asset Management & Custodian
144,497	Westwood Holdings Group, Inc.	5,596,369
Financial Data & Systems
210,000	Advent Software, Inc. *	5,376,000
28,500	FactSet Research Systems, Inc.	2,822,640
71,825	Morningstar, Inc.	4,528,566
Financial Data & Systems Total		12,727,206

	Financial Services Sector Total	18,323,575	7.38%

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (continued)

Healthcare
Healthcare Services
112,425	Quality Systems, Inc.	$ 4,916,345
88,928	National Research Corp.	3,818,568
		8,734,913
Medical Equipment
190,000	Abaxis, Inc. *	5,534,700
Medical and Dental Instruments and Supplies
222,550	Align Technology, Inc. *	6,131,253
240,500	Meridian Bioscience, Inc.	4,660,890
130,000	Neogen Corp. *	5,079,100
44,000	TECHNE Corp.	3,084,400
Medical and Dental Instruments and Supplies Total		18,955,643
Pharmaceuticals & Biotech
490,000	Accelrys, Inc. *	3,910,200

	Healthcare Sector Total	37,135,456	14.95%

Materials and Processing
Building Materials
210,125	Simpson Manufacturing Company, Inc.	6,776,531
Chemicals and Synthetics
170,000	Balchem Corp.	5,142,500

Materials and Processing Sector Total		11,919,031	4.80%

Producer Durables
Aerospace
85,975	Aerovironment, Inc. *	2,304,990
Commercial Services
88,050	Advisory Board Co. *	7,802,991
157,500	Costar Group, Inc. *	10,875,375
300,000	Innerworkings, Inc. *	3,495,000
125,000	Ritchie Bros. Auctioneers, Inc.	2,970,000
240,000	Rollins, Inc.	5,107,200
171,925	Tetra Tech, Inc. *	4,531,943
Commercial Services Total		34,782,509

			% of Total
Shares		Value	Net Assets
COMMON STOCKS(continued)

Diversified Manufacturing Operations
135,500	Raven Industries, Inc.	$ 8,266,855
Scientific Instruments: Control & Filter
57,575	Faro Technologies, Inc. *	3,358,350
319,996	Sun Hydraulics Corp.	8,371,095
		11,729,445

Producer Durables Sector Total		57,083,799	22.99%

Technology
Computer Services Software & Systems
374,000	NIC, Inc.*	4,542,230
86,125	Pegasystems, Inc.	3,286,530
232,600	Pro Holdings, Inc. *	4,349,620
185,525	Tyler Technologies, Inc. *	7,126,015
Computer Services Software & Systems Total		19,304,395
Electronic Components
82,075	Hittite Microwave Corp. *	4,457,493
116,225	NVE Corp. *	6,159,925
Electronic Components Total		10,617,418
Electronics
119,575	Acacia Research Corp. *	4,991,060

Information Technology
170,325	Blackbaud, Inc.	5,659,900
170,000	ACI Worldwide, Inc. *	6,845,900
317,000	Bottomline Technologies, Inc. *	8,856,980
157,725	Comscore, Inc. *	3,373,738
145,725	Sourcefire, Inc. *	7,013,744
Information Technology Total		31,750,262
Computer Technology
171,325	Stratasys, Inc. *	6,256,789

	Technology Sector Total	72,919,924	29.37%

			% of Total
Shares		Value	Net Assets
COMMON STOCKS(continued)

TOTAL COMMON STOCKS
	(Cost $186,845,064)	$242,362,486	97.60%

SHORT-TERM INVESTMENTS
7,744,644	UMB Bank Money Market Fiduciary 0.01%**
	(Cost $7,744,644)	7,744,644	3.12%

TOTAL INVESTMENTS
	(Cost $194,589,708)	$250,107,130	100.72%

	Liabilities In Excess Of Other Assets	(1,778,459)	-0.72%

	TOTAL NET ASSETS	$248,328,671	100.00%

* Non-income producing
** Variable rate effective at March 31, 2012.

CONESTOGA MID CAP FUND

Securities Holdings by Sector

March 31, 2012

(Unaudited)

The following chart gives a visual breakdown of the Fund by the economic sectors*.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on March 31, 2012 were $ 1,705,555.

Other Assets In Excess Of Liabilities 8.66%
Consumer Discretionary 12.45%
Energy 8.97%
Financial Services 7.75%
Healthcare 16.79%
Materials and Processing 6.93%
Producer Durables 21.20%
Technology 17.25%

*Russell Sectors

Other Assets in excess of Liabilities is not a Russell Sector

CONESTOGA MID CAP FUND

Schedule of Investments

March 31, 2012

			% of Total
Shares		Value	Net Assets
COMMON STOCKS

Consumer Discretionary
Auto Parts
1,400	Gentex Corp.	$ 34,300
Consumer Goods
600	The J.M. Smucker Co.	48,816
Leisure
600	Polaris Industries, Inc.	43,290
Educational Services
400	DeVry, Inc.	13,548
Retail
800	Tractor Supply Co.	72,448
Consumer Discretionary Sector Total		212,402	12.45%

Energy
Oil: Crude Producers
600	SM Energy Co.	42,462
Oil Well Equipment & Services
300	Carbo Ceramics, Inc.	31,635
600	Core Laboratories NV	78,942
Oil Well Equipment & Services Total		110,577

Energy Sector Total		153,039	8.97%

Financial Services
Financial Data & Systems
500	FactSet Research Systems, Inc.	49,520
600	Morningstar, Inc.	37,830
Financial Data & Systems Total		87,350
Insurance
100	Markel Corp.	44,894

	Financial Services Sector Total	132,244	7.75%

Healthcare
Healthcare Services
900	Quality Systems, Inc.	39,357
Medical and Dental Instruments and Supplies
1,300	Align Technology, Inc. *	35,815
300	CR Bard, Inc.	$ 29,616
800	Sirona Dental Systems, Inc. *	41,232
500	TECHNE Corp.	35,050
1,000	Idexx Laboratories, Inc. *	34,980
Medical and Dental Instruments and Supplies Total		176,693
Pharmaceuticals & Biotech
1,000	Forest Laboratories, Inc. *	34,690
1,500	Myriad Genetics, Inc. *	35,490
Pharmaceuticals & Biotech Total		70,180

	Healthcare Sector Total	286,230	16.79%

Materials and Processing
Metals & Minerals
700	Fastenal Co.	37,870
Chemicals & Synthetics
200	CF Industries Holdings, Inc.	36,530
600	Sigma-Aldrich Corp.	43,836
Chemicals & Synthetics Total		80,366

Materials and Processing Sector Total		118,236	6.93%

Producer Durables
Commercial Services
900	Copart, Inc.	23,463
1,300	Ritchie Bros. Auctioneers, Inc.	30,888
500	IHS, Inc. *	46,825
1,600	Rollins, Inc.	34,048
400	Verisk Analytics, Inc. *	18,788
Commercial Services Total		154,012
Transportation & Freight
400	C.H. Robinson Worldwide, Inc.	26,196
700	Expeditors International of Washington, Inc.	32,557
Transportation & Freight Total		58,753
Scientific Instruments & Services
1,300	Donaldson Company, Inc.	46,449
1,200	Trimble Navigation Ltd. *	65,304
Scientific Instruments & Services Total		111,753

Machinery
700	Graco, Inc.	$ 37,142
Producer Durables Sector Total		361,660	21.20%

Technology
Information Technology
1,100	Rovi Corp. *	35,805
900	Nuance Communications, Inc. *	23,022
1,200	Micro Systems, Inc. *	66,348
700	Intuit, Inc.	42,112
1,000	Ansys, Inc. *	65,020
150	Equinix, Inc. *	23,618
1,000	Dolby Laboratories, Inc. *	38,060

	Technology Sector Total	293,985	17.25%

TOTAL COMMON STOCKS
	(Cost $1,562,119)	$1,557,796	91.34%

TOTAL INVESTMENTS
	(Cost $1,562,119)	$1,557,796	91.34%

	Other Assets In Excess Of Liabilities	147,759	8.66%

	TOTAL NET ASSETS	$1,705,555	100.00%

* Non-income producing

 CONESTOGA FUNDS

Statement of Assets and Liabilities

March 31, 2012

		MID CAP FUND
Assets:	SMALL CAP FUND	INVESTORS CLASS
Investments at Value (Cost $194,589,708 and $1,562,119, respectively)	$ 250,107,130	$ 1,557,796
Receivables:
Shareholder Subscriptions	178,970	1,710,000
Dividends	162,982	-
Due From Advisor	-	247
Interest	95	-
Total Assets	250,449,177	3,268,043
Liabilities:
Accrued Investment Advisory Fees	213,328	-
Accrued Trustees' Fees and Other Expenses	48,016	-
Other Expenses	-	369
Securities Purchased	1,728,170	1,562,119
Shareholder Redemptions Payable	130,992	-
Total Liabilities	2,120,506	1,562,488
Net Assets	$ 248,328,671	$ 1,705,555

Net Assets Consist of:
Beneficial Interest Paid-in	$ 191,761,021	$ 1,710,000
Accumulated Net Investment Loss	(406,939)	(122)
Accumulated Net Realized Gain on Investments	1,457,167	-
Net Unrealized Appreciation/(Depreciation) in Value of Investments	55,517,422	(4,323)
Net Assets, for 9,989,673 and 85,500 Shares Outstanding, Unlimited Number of
Shares Authorized with a $0.001 Par Value, respectively	$ 248,328,671	$ 1,705,555
Net Asset Value, Offering and Redemption Price
Per Share ($248,328,671/9,989,673 shares) and ($1,705,555/85,500 shares), respectively	$ 24.86	$ 19.95

CONESTOGA FUNDS

Statement of Operations

March 31, 2012

		MID CAP FUND *
Investment Income:	SMALL CAP FUND	INVESTORS CLASS
Dividends (net of foreign taxes withheld of $837 and $0, respectively)	$ 669,367	$ -
Interest	475	-
Total investment income	669,842	-
Expenses:
Investment advisory fees	1,174,670	77
Administrative expenses	-	23
Audit expenses	-	155
Legal expenses	-	55
Custody expenses	-	33
Transfer agent expenses	-	87
Miscellaneous expenses	-	16
Trustees' fees	42,532	-
Total expenses	1,217,202	446
Less: Advisory fees waived	(140,421)	(324)
Net expenses	1,076,781	122

Net Investment Loss	(406,939)	(122)

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	1,508,090	-
Net change in unrealized appreciation/(depreciation) on investments	39,175,847	(4,323)
Net realized and unrealized gain/(loss) on investments	40,683,937	(4,323)

Net increase/(decrease) in net assets resulting from operations	$ 40,276,998	$ (4,445)

CONESTOGA SMALL CAP FUND

Statement of Changes in Net Assets

March 31, 2012

	(Unaudited)
	For the	For the
	Six Months Ended	Year Ended
	3/31/2012	9/30/2011
Increase (Decrease) In Net Assets
From Operations:
Net investment loss	$ (406,939)	$ (485,477)
Net realized gain on investments	1,508,090	6,513,350
Net change in unrealized appreciation (depreciation) on investments	39,175,847	(2,517,801)
Net increase in net assets resulting from operations	40,276,998	3,510,072

Distributions to shareholders from:
Net investment income	-	-
Net realized gain on investments	(4,108,753)	-
Total Distributions	(4,108,753)	-

From Fund share transactions:
Proceeds from sale of shares	98,206,669	60,907,859
Shares issued on reinvestment of distribution	2,304,775	-
Cost of shares redeemed	(21,565,262)	(34,269,455)
Total increase in net assets from Fund share transactions	78,946,182	26,638,404

Total increase in net assets	115,114,427	30,148,476

Net Assets at Beginning of the Period	133,214,244	103,065,768
Net Assets at End of Period (Includes accumulated net investment loss of $(406,939) and $0, respectively)
	$ 248,328,671	$ 133,214,244

CONESTOGA MID CAP FUND

INVESTORS CLASS

Statement of Changes in Net Assets

March 31, 2012

(Unaudited)
For the
Period Ended
3/31/2012 *
Increase (Decrease) In Net Assets
From Operations:
Net investment loss	$ (122)
Net realized gain on investments	-
Net change in unrealized depreciation on investments	(4,323)
Net decrease in net assets resulting from operations	(4,445)

From Fund share transactions:
Proceeds from sale of shares	1,710,000
Shares issued on reinvestment of distribution	-
Cost of shares redeemed	-
Total increase in net assets from Fund share transactions	1,710,000

Total increase in net assets	1,705,555

Net Assets at Beginning of the Period	-
Net Assets at End of Period ( Includes accumulated net
investment loss of $(122))	$ 1,705,555

* For the period March 30, 2012 (commencement of investment operations) through March 31, 2012.

CONESTOGA SMALL CAP FUND

Financial Highlights

March 31, 2012

Selected data for a share outstanding throughout each period:

	(Unaudited)
	For the	For the	For the	For the	For the	For the
	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	3/31/2012	9/30/2011	9/30/2010	9/30/2009	9/30/2008	9/30/2007

Net asset value - beginning of period	$20.43	$19.28	$16.92	$17.68	$20.27	$17.75

Net investment income (loss) (a)	(0.05)	(0.08)	(0.04)	− (b)	0.07	− (b)
Net realized and unrealized gain (loss) on investments	4.99	1.23	2.40	(0.70)	(2.14)	2.59
Total from investment operations	4.94	1.15	2.36	(0.70)	(2.07)	2.59

Distributions from net investment income	−	−	−	(0.03)	(0.03)	−
Distributions from net realized capital gains	(0.51)	−	−	−	(0.49)	(0.07)
Distributions in excess of net investment income	−	−	−	(0.03)	−	−
Total distributions	(0.51)	−	−	(0.06)	(0.52)	(0.07)

Net asset value - end of period	$24.86	$20.43	$19.28	$16.92	$17.68	$20.27

Total return	24.41%	5.96%	13.95%	(3.87)%	(10.43)%	14.61%
Ratios/supplemental data
Net Assets - end of period (thousands)	$ 248,329	$ 133,214	$ 103,066	$ 65,356	$ 42,582	$ 29,281

Before waivers
Ratio of expenses to average net assets	1.24%(c)	1.27%	1.24%	1.29%	1.30%	1.31%
Ratio of net investment income / (loss) to average net assets	(0.56)%(c)	(0.53)%	(0.40)%	(0.18)%	0.19%	(0.17)%

After waivers
Ratio of expenses to average net assets	1.10%(c)	1.10%	1.10%	1.10%	1.10%	1.15%
Ratio of net investment income /(loss) to average net assets	(0.42)%(c)	(0.36)%	(0.26)%	0.01%	0.39%	(0.01)%

Portfolio turnover rate	5.41%	18.03%	22.53%	13.89%	23.12%	13.51%

(a) Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.
(b) Represents less than $0.01 per share
(c) Annualized

CONESTOGA MID CAP FUND

INVESTORS CLASS

Financial Highlights

March 31, 2012

Selected data for a share outstanding throughout each period:

	(Unaudited)
	For the
	Six Months Ended
	3/31/2012 *

Net asset value - beginning of period	$20.00

Net investment income (loss) (a) (b)	(0.00)
Net realized and unrealized loss on investments	(0.05)
Total from investment operations	(0.05)

Net asset value - end of period	$19.95

Total return	(0.25)%
Ratios/supplemental data
Net Assets - end of period (thousands)	$ 1,706

Before waivers
Ratio of expenses to average net assets	4.93%	**
Ratio of net investment loss to average net assets	(4.93)%	**

After waivers
Ratio of expenses to average net assets	1.35%	**
Ratio of net investment loss to average net assets	(1.35)%	**

Portfolio turnover rate	0.00%

(a) Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.
(b) Represents less than $0.01 per share
* For the period March 30, 2012 (commencement of investment operations) through March 31, 2012.
** Annualized

CONESTOGA FUNDS

Small Cap Fund

Mid Cap Fund

Notes to Financial Statements

March 31, 2012

(Unaudited)

Note 1. Organization

Conestoga Funds (the "Trust") was organized as a Delaware statutory trust on February 5, 2002.  The Trust consists of three series, the Conestoga Small Cap Fund (the “Small Cap Fund”), the Conestoga Mid Cap Fund (the “Mid Cap Fund”, collectively known as the “Funds”) and the Institutional Advisors LargeCap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act").  The Funds’ investment strategy is to achieve long-term growth of capital.  The Small Cap Fund’s registration statement became effective with the SEC and the Small Cap Fund commenced operations on October 1, 2002.  The Mid Cap Fund commenced investment operations on March 30, 2012.  The Mid Cap Fund offers two classes of shares, Investors Class and Institutional Class.  As of March 31, 2012, Institutional Class shares have not been issued. The Funds’ investment adviser is Conestoga Capital Advisors, LLC (the “Adviser”).

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds’ in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America “GAAP.”

Security Valuation - Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Funds’ Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

GAAP defines fair value as the price that the Funds’ would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized below:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities. Valuation adjustments and block discounts are not applied to Level 1 securities.  Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Small Cap Fund’s assets measured at fair value as of March 31, 2012, by major security type:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2012 (Total)
Assets
Short-Term
Investments	$ 7,744,644	$ -	$ -	$ 7,744,644
Common Stocks	242,362,486	-	-	242,362,486
Total	$ 250,107,130	$ -	$ -	$ 250,107,130

At March 31, 2012, there were no significant transfers between Level 1, 2, or 3 based on the input levels on September 30, 2011.  For a further breakdown of each investment by type, please refer to the Schedule of Investments.

The following table presents information about the Mid Cap Fund’s assets measured at fair value as of March 31, 2012, by major security type:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2012 (Total)
Assets
Common Stocks	$ 1,557,796	-	-	$ 1,557,796
Total	$ 1,557,796	$ -	$ -	$ 1,557,796

Federal Income Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income or excise tax provision is required.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Funds’ tax positions as of March 31, 2012, and has determined that none of them are uncertain.

Management has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. Tax returns filed within the three years ended (2008-2010) and the year September 30, 2011, are open for examination. No examination of any of the Funds’ tax returns is currently in progress.

Dividends and Distributions - The Funds intend to distribute substantially all of their net investment income and capital gains to their shareholders on an annual basis.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income - The Funds record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Estimates - Preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other – Permanent book/tax differences are reclassified among the components of capital.

Subsequent Event – The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Small Cap Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Small Cap Fund.  Under the terms of the Advisory Agreement, the Adviser pays all Small Cap Fund expenses except the fees and expenses of the independent Trustees, 12b-1 fees, brokerage commissions, shareholder servicing fees, taxes, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.  Pursuant to the Advisory Agreement the Small Cap Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average daily net assets of the Small Cap Fund.  For the six months ended March 31, 2012, the Adviser earned advisory fees of $1,174,670.  The Adviser has contractually agreed to limit the Small Cap Fund’s net annual operating expenses to 1.10% of the Small Cap Fund’s average daily net assets until at least February 1, 2013.  For the six months ended March 31, 2012, the Adviser waived $140,421 of its fees under this arrangement.

On November 17, 2011, the Board of Trustees reviewed and discussed the terms and provisions of the Investment Advisory Agreement for the Small Cap Fund. In evaluating the Investment Advisory Agreement, generally the Board relied upon their knowledge of the Adviser, its services and the Small Cap Fund, resulting from their meetings and interactions with management throughout the year.  The Board also relied upon written materials and oral presentations regarding the Investment Advisory Agreement, which they had received in preparation for their consideration of the Investment Advisory Agreement.

Nature, Extent and Quality of Services.  The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Investment Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory services to be provided, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.

Fees, Expenses and Performance.  The Board reviewed performance information comparing the Small Cap Fund to other Small Cap Funds in its Lipper peer group, the performance history of the Small Cap Fund compared to its benchmarks, and the Small Cap Fund’s Morningstar ratings.  The Board also compared the total expense ratio and advisory fee of the Small Cap Fund to other small cap mutual Small Cap Funds.  Because the Small Cap Fund paid a management fee that included both advisory and administrative services, the Board determined that the Small Cap Fund’s total expenses to those of its peers was a more appropriate comparison than the Small Cap Fund’s advisory fees to those of its peers  The Board also concluded that the advisory fees paid by the Small Cap Fund to the Adviser were reasonable in comparison to the advisory fees charged by the Adviser to other separate accounts, particularly when considering that none of the separate accounts have a unitary fee structure.

Other Benefits. Profitability of Adviser and Affiliates.  The Board reviewed the costs of the services provided by the Adviser and the profitability of the relationship to the Adviser.  The Board considered “fall-out benefits” that could be derived by the Adviser and its affiliates from their relationship with the Small Cap Fund. The Board also considered the Adviser’s use of “soft dollar” arrangements.  Under such arrangements, brokerage commissions paid by the Small Cap Fund and/or other accounts managed by the Adviser would be used to pay for research that a securities broker obtains from third parties.

Economies of Scale.  The Board reviewed the structure of the Small Cap Fund’s management fee and noted the contractual expense cap that was in place for the Small Cap Fund. The also Board considered the asset size of the Small Cap Fund.

After considering and weighing all of the above factors, the Board concluded that: i) the nature, extent, and quality of the services provided by the Adviser were appropriate for the proper management of the Small Cap Fund’s assets; ii) the Small Cap Fund’s performance was in line with the performance of its benchmarks; iii) the current profitability of the Small Cap Fund to the Adviser appeared reasonable; and iv) the Small Cap Fund’s small asset size meant that economies of scale were not yet achievable. The Board determined that it was in the best interests of the Small Cap Fund’s shareholders to approve the continuation of the Investment Advisory Agreement.  The Board also concluded that the fees paid by the Small Cap Fund to the Adviser were not comparable to fees paid to the Adviser by other entities since the Adviser did not provide the same level of services to these other entities.

The Board of Trustees approved the continuation of the Investment Advisory Agreement between the Trust, on behalf of the Small Cap Fund, and Conestoga Capital Advisors, LLC, dated January 2, 2008, through January 2, 2013.

The Mid Cap Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Mid Cap Fund.  Pursuant to the Advisory Agreement the Mid Cap Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 0.85% of average daily net assets of the Mid Cap Fund.  For the period ended March 31, 2012, the Adviser earned advisory fees of $77.  The Adviser has contractually agreed to limit the Mid Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expense, brokerage commissions and interest) to 1.35% (for the Investors Class) and 1.10% (for the Institutional Class) of the Mid Cap Fund’s average daily net assets until at least March 30, 2013.  For the period ended March 31, 2012, the Adviser waived $324 of its fees under this arrangement.

On February 9, 2012, the Board of Trustees reviewed and discussed the terms and provisions of the proposed Investment Advisory Agreement for the Mid Cap Fund. In evaluating the Investment Advisory Agreement, generally the Board relied upon their knowledge of the Adviser and its services.  The Board also relied upon written materials and oral presentations regarding the Investment Advisory Agreement, which they had received in preparation for their consideration of the Investment Advisory Agreement.

Nature, Extent and Quality of Services.  The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser under the Investment Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory services to be provided, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.

Fees, Expenses and Performance.  The Board reviewed information comparing the Mid Cap Fund to other funds in its Lipper peer group.  The Board also compared the total expense ratio and advisory fee of the Mid Cap Fund to other mid cap mutual funds.  The Board concluded that the advisory fees to be paid by the Mid Cap Fund to the Adviser were reasonable in comparison to the advisory fees charged by the Adviser to other separate accounts.  The Board also discussed their concern with the potential conflict caused by not having a unitary fee structure for this fund.

Other Benefits. Profitability of Adviser and Affiliates.  The Board reviewed the costs of the services to be provided by the Adviser and discussed the anticipated profitability of the relationship to the Adviser.  The Board considered “fall-out benefits” that could be derived by the Adviser and its affiliates from their relationships with the Mid Cap Fund. The Board also considered the Adviser’s use of “soft dollar” arrangements.  Under such arrangements, brokerage commissions paid by the Fund and/or other accounts managed by the Adviser would be used to pay for research that a securities broker obtains from third parties.

Economies of Scale.  The Board reviewed the structure of the Fund’s management fee and noted the contractual expense caps that were in place for the Mid Cap Fund.

After considering and weighing all of the above factors, the Board concluded that: i) the nature, extent, and quality of the anticipated services to be provided by the Adviser were appropriate for the proper management of the Mid Cap Fund’s assets; ii) the anticipated profitability of the Mid Cap Fund to the Adviser appeared reasonable; and iii) the fact that the Mid Cap Fund had yet to commence operations meant that economies of scale were not yet achievable.

The Board of Trustees approved the Investment Advisory Agreement between the Trust, on behalf of the Mid Cap Fund, and Conestoga Capital Advisors, LLC, dated February 9, 2012, through February 9, 2014.

The Trust, on behalf of the Small Cap Fund, has adopted a distribution plan (the "Distribution Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Small Cap Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Small Cap Fund.  The Plan provides that the Small Cap Fund will reimburse the Adviser for actual distribution and shareholder servicing expenses incurred by the Adviser not exceeding, on an annual basis, 0.25% of the Small Cap Fund's average daily net assets. The Distribution Plan is currently inactive and the Small Cap Fund did not accrue any 12b-1 fees under this plan during the six months ended March 31, 2012.

The Trust, on behalf of the Small Cap Fund and the Investors Class of the Mid Cap Fund, has adopted a Shareholder Servicing Plan, under which the Small and Mid Cap Funds may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents).  The Small and  Mid Cap Funds may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by a particular agent.  The Small Cap Fund presently does not have any such shareholder servicing agreements in effect and is not accruing fees under the Shareholder Servicing Plan.  For the period ended March 31, 2012, the Mid Cap Fund accrued $22 in Service Fees.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Funds.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Funds.

There were no shareholder votes held between October 1, 2011 and March 31, 2012.

Note 4. Investments

SMALL CAP FUND:

Investment transactions, excluding short-term investments, for the six months ended March 31, 2012, were as follows:

Purchases……………………………………………..………….…$  83,139,577

Sales……………………………………………………………….….$  10,067,318

For Federal Income Tax purposes, the cost of investments owned at September 30, 2011, is $117,044,935.  As of September 30, 2011, the gross unrealized appreciation on a tax basis totaled $24,864,872 and the gross unrealized depreciation totaled $8,574,253 for a net unrealized appreciation of $16,290,619.

As of September 30, 2011 the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation

$16,290,619

Accumulated net realized gain on investments

  $4,108,786

Total

$20,399,405

As of March 31, 2012, the Fund did not have any unused capital loss carried forward remaining.

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

The tax character of distributions paid during the six months ended March 31, 2012 and the year ended September 30, 2011:

	March 31, 2012	September 30, 2011
Ordinary income	$ -	$ -
Long Term Capital Gain	4,108,753	-
Total	$4,108,753	$ -

MID CAP FUND:

Investment transactions, excluding short-term investments, for the period ended March 31, 2012, were as follows:

Purchases……………………………………………..………….…$  1,562,119

Sales……………………………………………………………….….$                -

For Federal Income Tax purposes, the cost of investments owned at March 31, 2012, is $1,562,119.  As of March 31, 2012, the gross unrealized appreciation on a tax basis totaled $1,302 and the gross unrealized depreciation totaled $5,625 for a net unrealized depreciation of $4,323.

During the period ended March 31, 2012, the Mid Cap Fund did not pay any distributions.

Note 5. Beneficial Interest

The following table summarizes the activity in shares of the Small Cap Fund:

	For the Six Months Ended 3/31/2012		For the Year Ended 9/30/2011
	Shares	Value	Shares	Value
Issued	4,288,485	$ 98,206,669	2,697,912	$ 60,907,859
Reinvested	101,131	2,304,775	-	-
Redeemed	(921,843)	(21,565,262)	(1,521,442)	(34,269,455)
Total	3,467,773	$ 78,946,182	1,176,470	$ 26,638,404

The following table summarizes the activity in Investors Class shares of the Mid Cap Fund:

	For the Period March 30, 2012 (commencement of investment operations) through March 31, 2012
	Shares	Value
Issued	1,705,555	$ 1,710,000
Reinvested	-	-
Redeemed	(-)	(-)
Total	1,705,555	$ 1,710,000

Note 6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds.  Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

Note 7. New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact ASU No. 2011-04 may have on the Funds financial statements.

CONESTOGA FUNDS

SMALL CAP FUND

MID CAP FUND

Trustees and Officers

(Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees.  Information pertaining to the Trustees and Officers of the Funds are set forth below.  The Funds’ Statements of Additional Information include additional information about the Trustees and are available, without charge, upon request by calling toll free 1-800-320-7790.

Name & Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Disinterested Trustees[1]
Michael R. Walker, 1948	Trustee	Since 2002	Partner, Franklin Realty Trust; since 2004; Chairman, Elder Trust; from 1998 to 2004; Chairman and CEO, Genesis Health Ventures (eldercare services), 1985 to 2002	3	None
Nicholas J. Kovich, 1956	Trustee	Since 2002	Managing Director, Beach Investment Counsel (private high net worth investment management); since 2011; President and Chief Executive Officer, Kovich Capital Management (private asset management); since 2001; Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982-1988	3	Trustee, the Milestone Funds (2007-2011)
William B. Blundin, 1939	Trustee	Since 2002	Founder and Principal, Bransford Investment Partners, LLC (private asset management).since 1997	3	Trustee, the Saratoga Advantage Funds (2003-2012)
Richard E. Ten Haken, 1934	Trustee	Since 2002	Chairman and President, Ten Haken & Associates, Inc.(financial management consulting); Chairman of the Board, Bryce Capital Mutual Funds from 2004 to 2006; President, JP Morgan Chase Mutual Funds from 1987 to 1992; President, Pinnacle Government Fund from 1987 to 1990; New York State Teachers Retirement System, Chairman of the Board and President (1992-1994), Trustee (1972-1994), Vice-Chairman of Board and Vice-President (1977-1992); District Superintendent of Schools, State of New York from 1970 to 1993.	3	Trustee & Chairman of Bryce Capital Mutual Funds (2 portfolios) (2004-2006)

Interested Trustees[4]:
William C. Martindale, Jr., 1942	Chairman, CEO, & Trustee	Since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC, since 2001	3	None
Robert M. Mitchell, 1969	Trustee & Treasurer	Since 2011	Managing Partner, Co-Founder, Portfolio Manager and Director of Research of the Adviser, since 2001	3	None
Name & Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years
Officers:
William C. Martindale, Jr., 1942	CEO, & Trustee	Since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC, since 2001.
Duane R. D’Orazio, 1972	Secretary, since July 2002. Chief Compliance Officer, since August 2004, Anti-Money Laundering Compliance Officer, since December 2008	Since 2002	Managing Partner and Co-Founder of the Adviser. Head Trader and Chief Compliance Officer of the Adviser.
Robert M. Mitchell, 1969	Treasurer, Trustee	Since 2002	Managing Partner, Co-Founder, Portfolio Manager and Director of Research of the Adviser.
Gregory Getts, 1957	Assistant Treasurer	Since 2006	President of Mutual Shareholder Services, LLC, the Fund’s transfer, shareholder servicing, dividend disbursing and accounting servicing agent (“MSS”).
Mark S. Clewett, 1968	Senior Vice President	Since 2006	Since 2006, Director of Institutional Sales and Client Service for the Adviser; from 1997 through 2005, Senior Vice President—Consultant Relationships for Delaware Investments.
Joseph F. Monahan, 1959	Senior Vice President	Since 2009	Since 2008, Managing Partner, Portfolio Manager, Research Analyst of Conestoga Capital Advisors, LLC.
David M. Lawson, 1951	Senior Vice President	Since 2009	Since 2008, Managing Partner, Portfolio Manager, Research Analyst of Conestoga Capital Advisors, LLC.
Michelle L. Patterson, 1976	Vice President	Since 2003	Partner (since 2003) and Operations and Marketing Analyst (since 2001) of the Adviser.
M. Lorri McQuade, 1950	Vice President	Since 2003	Partner (since 2003) and Administrative Manager (since 2001) of the Adviser.

Notes:

1

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Mitchell and Mr. Martindale each have ownership interest in Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Funds and “Interested Person” within the meaning of the 1940 Act.

CONESTOGA SMALL CAP FUND

Additional Information

March 31, 2012

(Unaudited)

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities and the Funds portfolio securities voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-320-7790 and (ii) from Form N-PX filed by the Fund with the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund’s Statements of Additional Information ("SAI") includes additional information about the trustees and are available, without charge, upon request.  You may call toll-free (800) 320-7790 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the six months ended March 31, 2012, the Small Cap Fund paid a capital gain distribution of $0.51084 per share, on December 29, 2011, for a total distribution of $4,108,753.

During the period ended March 31, 2012, the Mid Cap Fund did not pay a distribution.

Board of Trustees

William C. Martindale, Jr., Chairman

Robert M. Mitchell

William B. Blundin

Nicholas J. Kovich

Richard E. Ten Haken

Michael R. Walker

Investment Adviser

Conestoga Capital Advisors, LLC

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO  64106

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street 26th Floor

Philadelphia, PA  19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square Suite 2000

Philadelphia, PA  19103

Conestoga Small Cap and Mid Cap Fund Officers

William C. Martindale, Jr., CEO

Duane R. D’Orazio, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer

Robert M. Mitchell, Treasurer

Gregory Getts, Assistant Treasurer

Mark S. Clewett, Senior Vice President

Joseph F. Monahan, Senior Vice President

David M. Lawson, Senior Vice President

Michelle L. Patterson, Vice President

M. Lorri McQuade, Vice President

This report is provided for the general information of the shareholders of the Conestoga Small Cap and Mid Cap Funds. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus

Institutional Advisors

LargeCap Fund

M a n a g e d   B y

Institutional Advisors LLC

SEMI-ANNUAL REPORT

March 31, 2012

(Unaudited)

Manager’s Letter

As of March 31, 2012

Dear Fellow Shareholders,

The 1st Quarter of 2012 saw equity markets rally sharply as investors gained confidence in seeing unemployment trend lower, the housing market show signs of bottoming, and lending activity pick up. There was a general easing in the stress surrounding the sovereign credit issues which allowed investors to refocus on domestic economic data. This refocus revealed that we are actually doing okay and in some respects doing better than had been expected. Investors also realized that valuations were fairly attractive given the economic trends in place. Market leadership generally came from value over growth, cyclical over stable, and large over small capitalization. Within the S&P 500, the Financial sector was the biggest beneficiary of the 1st quarter rally as it provided a total return of 21.46% followed closely by the Information Technology sector which returned 21.14%. The Utility sector was the only sector that posted a negative return for the quarter of -2.68%.

Our investment team believes the equity markets will continue to work higher for the year but recognizes that the 1st quarter’s performance is not likely to be sustainable. With continued consumer deleveraging, an occasional refocusing on the sovereign debt issues, and world-wide budget cuts and constrained growth, we will likely see equity returns at a more modest level for the remainder of 2012. The markets will remain volatile and be counting on continued accommodative monetary policy.

The total return of the Institutional Advisors LargeCap Fund (IALFX) for the 1st Quarter of 2012 was +11.90% versus the S&P 500 of +12.59%.  For the trailing 12 months it produced a return of +8.96% versus the S&P 500 of +8.54%. Stock selection in the Industrial sector and the Fund’s overweight in the Consumer Staples sector were the biggest distracters of relative performance for the quarter. The Fund’s stock selection in the Financials sector and its overweight in Information Technology were the main performance drivers for the quarter.

We believe it is essential to strike a balance between investors’ desire for return and their aversion to risk. IALFX continues to provide strong relative performance with a focus on managing downside risk and participation in the market’s upside potential.  The historical results of this risk-adjusted strategy show lower price volatility, superior financial strength, more stable earnings growth than the S&P 500, and strong relative performance over longer time periods. Institutional Advisors remains committed to a disciplined equity strategy that places a premium on companies with strong profitability, attractive valuations, and consistent earnings growth.

Sincerely,

Terry L. Morris

Senior Equity Manager

INSTITUTIONAL ADVISORS LARGECAP FUND

Expense Example (Unaudited)

As a shareholder of the Institutional Advisors LargeCap Fund, you incur the following costs: management fees, trustee fees, load, distribution fees, and transaction costs.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2011 through March 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Institutional Advisors LargeCap Fund:

	Beginning Account	Ending Account	Expenses Paid During the Period*
	Value	Value	October 1, 2011 through
	October 1, 2011	March 31, 2012	March 31, 2012

Actual	$1,000.00	$1,200.20	$7.43
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.25	$6.81

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one half year period).

INSTITUTIONAL ADVISORS LARGECAP FUND

Portfolio Holdings

March 31, 2012

(Unaudited)

The following chart gives a visual breakdown of the Fund by the sectors as defined by the Global Industry Classification Standard (“GICS”) developed by Morgan Stanley in collaboration with Standard and Poor’s.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on March 31, 2012 were $58,243,098.

INSTITUTIONAL ADVISORS LARGECAP FUND

Schedule of Investments
March 31, 2012 (Unaudited)

			% of Total
Shares		Value	Net Assets
COMMON STOCKS
Consumer Discretionary

Hotels, Restaurants & Leisure
26,850	Darden Restaurants, Inc.	$1,373,646
Media
45,039	McGraw-Hill Companies, Inc.	2,183,040
Specialty Retail
52,773	The Tjx Companies, Inc.	2,095,616
Textiles, Apparel & Luxury Goods
11,252	VF Corp.	1,642,567

Consumer Discretionary Sector Total		7,294,869	12.52%

Consumer Staples

Beverages
23,149	Pepsico, Inc.	1,535,936
Food Products
28,701	General Mills, Inc.	1,132,254
46,226	McCormick & Co.	2,516,081
Food Products Total		3,648,335
Food & Staples Retailing
57,204	Walgreen Co.	1,915,762
Household Products
12,961	Colgate Palmolive Co.	1,267,327

Consumer Staples Sector Total		8,367,360	14.37%

Energy

Oil, Gas & Consumable Fuels
21,231	Chevron Corp.	2,276,176
22,550	Exxon Mobil Corp.	1,955,761
Oil, Gas & Consumable Fuels Total		4,231,937
Energy Equipment & Services
11,506	Diamond Offshore Drilling, Inc	768,025

Energy Sector Total		4,999,962	8.58%
Schedule of Investments (Continued)
March 31, 2012 (Unaudited)

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets

Financials

Capital Markets
52,777	Federated Investors, Inc.	$1,182,733
Consumer Finance
50,526	Discover Financial Services	1,684,537
Insurance
44,907	Progressive Corp.	1,040,944

Financials Sector Total		3,908,214	6.71%
Health Care

Biotechnology
31,216	Amgen, Inc.	2,121,752
Health Care Equipment & Supplies
19,376	Baxter International, Inc.	1,158,297
Health Care Providers & Services
10,461	Laboratory Corp. of America Holdings *	957,600
17,657	McKesson Corp.	1,549,755
Health Care Providers & Services Total		2,507,355
Pharmaceuticals
32,813	Johnson & Johnson	2,164,345
66,729	Pfizer, Inc.	1,511,078
Pharmaceuticals Total		3,675,423

Health Care Sector Total		9,462,827	16.25%

Industrials

Aerospace & Defense
24,472	United Technologies Corp.	2,029,708
Air Freight & Logistics
19,904	C.H. Robinson Worldwide, Inc.	1,303,513
Industrial Conglomerates
22,951	Danaher Corp.	1,285,256

Industrials Sector Total		4,618,477	7.93%
Schedule of Investments (Continued)
March 31, 2012 (Unaudited)

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets

Information Technology

Communications Equipment
21,627	Qualcomm, Inc	$1,471,934
Computers & Peripherals
4,504	Apple, Inc. *	2,700,373
34,654	Hewlett-Packard Co.	825,806
Computers & Peripherals Total		3,526,179
IT Services
10,846	International Business Machines, Inc.	2,263,018
Semiconductors
33,993	Altera Corp.	1,353,601
51,120	Intel Corp.	1,437,239
Semiconductors Total		2,790,840
Software
74,800	Microsoft Corp.	2,412,674
58,593	Oracle Corp.	1,708,572
Software Total		4,121,246

Information Technology Sector Total		14,173,217	24.33%

Materials

Containers & Packaging
41,931	Ball Corp.	1,798,001

Materials Sector Total		1,798,001	3.09%

Telecommunications Services

Diversified Telecommunication
50,264	AT&T, Inc.	1,569,745

Telecommunications Services Sector Total		1,569,745	2.70%
Schedule of Investments (Continued)
March 31, 2012 (Unaudited)

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets

Utilities

Multi-Utilities
39,352	Wisconsin Energy Corp.	$1,384,403

Utilities Sector Total		1,384,403	2.38%

TOTAL COMMON STOCKS
	(Cost $46,749,020)	57,577,075	98.86%

SHORT-TERM INVESTMENTS
701,110	UMB Bank Money Market Fiduciary 0.01% **	701,110	1.20%
	(Cost $701,110)

TOTAL INVESTMENTS
	(Cost $47,450,130)	58,278,185	100.06%

	Liabilities In Excess Of Other Assets	(35,087)	-0.06%

	TOTAL NET ASSETS	$58,243,098	100.00%

* Non-income producing securities during the period.
** Variable rate security; the money market rate shown represents the yield at March 31, 2012.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Assets and Liabilities
March 31, 2012
(Unaudited)

Assets:
Investments, at Value (Cost $47,450,130)	$58,278,185
Receivables:
Shareholder Subscriptions Receivable	6,839
Dividends & Interest	32,605
Total Assets	58,317,629
Liabilities:
Accrued Investment Advisory Fees Payable	54,824
Distribution Fees Payable	3,833
Trustee Fees Payable	10,313
Shareholder Redemptions Payable	5,561
Total Liabilities	74,531

Net Assets	$58,243,098

Net Assets Consist of:
Beneficial Interest Paid-In	$47,538,646
Accumulated Net Investment Income	170,212
Accumulated Net Realized Loss on Investments	(293,815)
Net Unrealized Appreciation in Value of Investments	10,828,055
Net Assets, for 3,461,412 Shares of Beneficial Interest Outstanding,
Unlimited Number of Shares Authorized with a $0.001 Par Value	$58,243,098
Net Asset Value and Redemption Price (1)
Per Share ($58,243,098/3,461,412 shares)	$16.83

Offering Price per share ($16.83/.945 sales charge as a percentage of the investment)	$17.81

(1) A deferred sales charge of up to 0.75% may be imposed on redemptions of shares representing original purchase of $1,000,000 or more that occur in the first year after purchase.  The deferred sales charge is imposed on the lower of the original cost of the shares or the value of shares at the time of redemption.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Operations
For the Six Months Ended
March 31, 2012
(Unaudited)

Investment Income:
Dividends	$615,837
Interest	50
Total investment income	615,887
Expenses:
Investment advisory fees	463,364
Distribution fees	2,726
Trustees' fees and expenses	23,968
Total expenses	490,058
Less: Advisory fees waived	(122,092)
Net expenses	367,966

Net Investment Income	247,921

Realized & Unrealized Gain (Loss) on Investments:
Net realized loss on investments	(160,241)
Net change in unrealized appreciation on investments	9,778,444
Net realized & unrealized gain on investments	9,618,203

Net increase in net assets resulting from operations	$9,866,124

INSTITUTIONAL ADVISORS LARGECAP FUND

Statements of Changes in Net Assets

	(Unaudited)
	For the Six Months	For the Year
	Ended	Ended
	3/31/2012	9/30/2011
Increase In Net Assets
From Operations:
Net investment income	$247,921	$237,046
Net realized gain (loss) on investments	(160,241)	897,757
Net change in unrealized appreciation (depreciation) on investments	9,778,444	(3,052,445)
Net increase (decrease) in net assets resulting from operations	9,866,124	(1,917,642)
Distributions to shareholders from:
Net investment income	(314,795)	(140,822)
Realized Gain	(709,097)	(446,741)
Total Distributions	(1,023,892)	(587,563)
From shares of beneficial interest transactions:
Proceeds from sale of shares	5,532,937	35,926,444
Shares issued on reinvestment of distribution	118,133	189,830
Cost of shares redeemed	(6,303,023)	(5,406,093)
Total increase (decrease) in net assets resulting from Fund share transactions	(651,953)	30,710,181

Total increase in net assets	8,190,279	28,204,976

Net Assets at Beginning of Period	50,052,819	21,847,843
Net Assets at End of Period (Includes accumulated net investment income of $170,212 and $237,086, respectively)	$58,243,098	$50,052,819

INSTITUTIONAL ADVISORS LARGECAP FUND

Financial Highlights

Selected data for a share outstanding throughout each period:

	(Unaudited)
	For the		For the		For the	For the
	Six Months Ended		Year Ended		Year Ended	Period Ended
	March 31, 2012		September 30, 2011		September 30, 2010	September 30, 2009 *

Net asset value - beginning of period	$14.29		$14.12		$12.76	$10.00

Net investment income	0.07		0.10		0.07	0.03
Net realized and unrealized gains on investments	2.76		0.45	****	1.34	2.73
Total from investment operations	2.83		0.55		1.41	2.76

Distributions from:
Net investment income	(0.09)		(0.09)		(0.05)	−
Realized Gains	(0.20)		(0.29)		−	−

Total distributions	(0.29)		(0.38)		(0.05)	−

Net asset value - end of period	$16.83		$14.29		$14.12	$12.76

Total return	20.02%	***	3.73%		11.02%	27.60%	***
Ratios/supplemental data
Net Assets - end of period (thousands)	$58,243		$50,053		$21,848	$19,859

Before waivers
Ratio of expenses to average net assets	1.80%	**	1.87%		1.88%	1.85%	**
Ratio of net investment income to average net assets	0.46%	**	0.11%		(0.05)%	0.15%	**

After waivers
Ratio of expenses to average net assets	1.35%	**	1.35%		1.35%	1.35%	**
Ratio of net investment income to average net assets	0.91%	**	0.63%		0.48%	0.65%	**

Portfolio turnover rate	10.10%	***	25.93%		24.96%	8.99%	***

* The Institutional Advisors LargeCap Fund Commenced Operations March 31, 2009.
** Annualized
*** Not Annualized

**** The amount of net gain from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the timing of purchases and redemptions of Fund shares during the year.

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements

March 31, 2012

(Unaudited)

Note 1. Organization

Conestoga Funds (the ”Trust”) was organized as a Delaware statutory trust on February 5, 2002.  The Trust consists of three series; the Institutional Advisors LargeCap Fund (the “Fund”), the Conestoga Small Cap Fund, and the Conestoga Mid Cap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s investment strategy is to provide long-term growth of capital.  The Fund's registration statement became effective with the SEC, and the Fund commenced operations on March 31, 2009.  The Fund’s investment adviser is Institutional Advisors LLC (the “Adviser”).  Effective March 31, 2009 (commencement of operations), certain shareholders contributed cash and investment securities to the Fund in a tax-free exchange for 567,157 shares of beneficial interest.  The net assets received were valued at $5,671,571 in accordance with the Fund's stated valuation policies and included unrealized depreciation of $751,977.

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation- Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized below:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities. Valuation adjustments and block discounts are not applied to Level 1 securities.  Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements (Continued)

March 31, 2012

(Unaudited)

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Fund’s assets measured at fair value as of March 31, 2012, by major security type:

                                          Quoted Prices in

                                         Active Markets for     Significant Other             Significant           Balance as of

                                           Identical Assets      Observable Inputs     Unobservable Inputs   March 31, 2012

                                                 (Level 1)                  (Level 2)                      (Level 3)                     (Total)

        Assets

Short-Term Investments       $      701,110                       $   -                             $   -               $      701,110

Common Stocks                      57,577,075                            -                                  -                  57,577,075

               Total                        $ 58,278,185                       $   -                             $   -               $ 58,278,185

At March 31, 2012, there were no significant transfers between Level 1, 2, or 3 based upon the input levels on September 30, 2011.  For a further breakdown of each investment by type, please refer to the Schedule of Investments.

Federal Income Taxes- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income or excise tax provision is required.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Fund’s tax positions as of March 31, 2012, and has determined that none of them are uncertain.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income and capital gains to its shareholders on an annual basis.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income- The Fund records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates- Preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements (Continued)

March 31, 2012

(Unaudited)

Subsequent Events - The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Advisory Agreement with the Adviser to provide supervision, and assistance in the overall management services to the Fund.  Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses with the exception of the fees and expenses of Independent Trustees, 12b-1 fees, brokerage commissions, shareholder servicing fees, taxes, interest, and other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.  The Advisory Agreement also provides that the Adviser supervises and assists in the overall management of the Fund’s affairs subject to the authority of the Board.  Pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.70% of the Fund’s average daily net assets.  For the six months ended March 31, 2012, the Adviser earned advisory fees of $463,364.

The Adviser has contractually agreed to limit the Fund’s expense ratio to 1.35% of the Fund’s average daily net assets until at least February 1, 2013, excluding 12b-1 distribution fees, shareholder servicing fees, trustee fees, interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.  The Adviser may not recoup any of the fees waived pursuant to this contractual waiver.  For the six months ended March 31, 2012, the Adviser waived $122,092 under this arrangement.

The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”).  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1.  The Distribution Plan provides that the Fund may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the Fund’s average daily net assets.  During the six months ended March 31, 2012, the Fund accrued $2,726 under the Distribution Plan.

The Distribution Plan provides that the Fund may finance activities that are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund.

The Trust, on behalf of the Fund, adopted a shareholder servicing plan (“Shareholder Servicing Plan”).  Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares and may be up to 0.25% per annum of the Fund’s average daily net assets.  These services may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing subaccounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements (Continued)

March 31, 2012

(Unaudited)

proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with the Trust’s service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and regulations.  The Fund presently does not have any such shareholder agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

On November 17, 2011, the Board of Trustees reviewed and discussed the terms and provisions of the Investment Advisory Agreement for the Institutional Advisors LargeCap Fund. In evaluating the Investment Advisory Agreement, generally the Board relied upon their knowledge of the Adviser, its services and the Fund, resulting from their meetings and interactions with management throughout the year.  The Board also relied upon written materials and oral presentations regarding the Investment Advisory Agreement, which they had received in preparation for their consideration of the Investment Advisory Agreement.

Nature, Extent and Quality of Services.  The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Investment Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory services to be provided, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.

Fees, Expenses and Performance.  The Board reviewed performance information comparing the Fund to the Lipper Large Blend Fund average returns and the performance history of the Fund compared to its benchmarks.  The Board also compared the total expense ratio and advisory fee of the Fund to other large cap mutual funds and the Morningstar Large Blend Fund Average.  Because the Fund paid a management fee that included both advisory and administrative services, the Board determined that the Fund’s total expenses to those of its peers was a more appropriate comparison than the Fund’s advisory fees to those of its peers  The Board also concluded that the advisory fees paid by the Fund to the Adviser were reasonable in comparison to the advisory fees charged by the Adviser to other separate accounts, particularly when considering that none of the separate accounts have a unitary fee structure.

Other Benefits. Profitability of Adviser and Affiliates.  The Board reviewed the costs of the services provided by the Adviser and the profitability of the relationship to the Adviser.  The Board considered “fall-out benefits” that could be derived by the Adviser and its affiliates from their relationship with the Fund. The Board also considered the Adviser’s use of “soft dollar” arrangements.  Under such arrangements, brokerage commissions paid by the Fund and/or other accounts managed by the Adviser would be used to pay for research that a securities broker obtains from third parties.

Economies of Scale.  The Board reviewed the structure of the Fund’s management fee and noted the contractual expense cap that was in place for the Fund. The also Board considered the asset size of the Fund.

After considering and weighing all of the above factors, the Board concluded that: i) the nature, extent, and quality of the services provided by the Adviser were appropriate for the proper management of the Fund’s assets; ii) the Fund’s performance was in line with the performance of its benchmark; iii) the current profitability of the Fund to the Adviser appeared reasonable; and iv) the Fund’s small asset size meant that economies of scale were not yet achievable. The Board determined that it was in the best interests of the Fund’s shareholders to approve the continuation of the Investment Advisory Agreement.  The Board also concluded that the fees paid by the Fund to the Adviser were not

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements (Continued)

March 31, 2012

(Unaudited)

comparable to fees paid to the Adviser by other entities since the Adviser did not provide the same level of services to these other entities.

The Board of Trustees approved the continuation of the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Institutional Advisors LLC, dated February 5, 2009, through February 5, 2013.

Note 4. Beneficial Interest

As of March 31, 2012, there were an unlimited number of shares of beneficial interest with a $0.001 par value authorized.  The following table summaries the activity in shares of the Fund:

For the Six Months Ended 3/31/2012

	Shares	Value
Issued	359,332	$ 5,532,937
Reinvested	7,808	118,133
Redeemed	(408,044)	(6,303,023)
Total	(40,904)	$ (651,953)

For the Year Ended 9/30/2011

	Shares	Value
Issued	2,294,180	$35,926,444
Reinvested	12,530	189,830
Redeemed	(352,160)	(5,406,093)
Total	1,954,550	$ 30,710,181

Note 5.  Investments

Investment transactions, excluding short term investments, for the six months ended March 31, 2012, were as follows:

Purchases……………………………………………..………….…$    5,386,424

Sales……………………………………………………………….….$    6,192,689

For Federal Income Tax purposes, the cost of investments owned at March 31, 2012, is $47,450,130.  As of March 31, 2012, the gross unrealized appreciation on a tax basis totaled $12,112,226 and the gross unrealized depreciation totaled $1,284,171 for a net unrealized appreciation of $10,828,055.

The tax character of distributions paid during the six months ended March 31, 2012 and the year ended September 30, 2011:

	March 31, 2012	September 30, 2011
Ordinary income	$ 314,795	$ 140,822
Long Term Capital Gain	709,097	446,741
Total	$1,023,892	$587,563

As of September 30, 2011 the components of accumulated income/(losses) on a tax basis were as follows:

Net unrealized appreciation                   $   967,371

Accumulated net realized gain                    657,763

Undistributed ordinary income                  237,086

                 Total                                        $1,862,220

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements (Continued)

March 31, 2012

(Unaudited)

As of September 30, 2011 the Fund did not have any unused capital loss carryforward remaining.

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains on investments reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Note 6. Contingencies & Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

Note 7. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2012, NFS LLC Custodian f/b/o National Penn Investors Trust Company, in aggregate, owned approximately 97% of the Fund’s shares and may be deemed to control the Fund.

Note 8.  New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”.  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”). ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact ASU No. 2011-04 may have on the Fund’s financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

March 31, 2012

Trustees and Officers

(Unaudited)

The business and affairs of the Fund are managed under the direction of the Trust's Board of Trustees.  Information pertaining to the Trustees and Officers of the Trust are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-292-2660.

Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Disinterested Trustees[1]:
Michael R. Walker, 1948	Trustee	Since 2002	Partner, Franklin Realty Trust since 2004; Chairman, Elder Trust from 1998 to 2004; Chairman and CEO, Genesis Health Ventures (eldercare services) from 1985 to 2002	3	None
Nicholas J. Kovich, 1956	Trustee	Since 2002	Managing Director, Beach Investment Counsel; President and Chief Executive Officer, Kovich Capital Management (private asset management); Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982-1988	3	Trustee, the Milestone Funds (1 portfolio)
William B. Blundin, 1939	Trustee	Since 2002	Chairman and CEO, Bransford Investment Partners, LLC (private asset management) since 1997	3	Trustee, the Saratoga Advantage Funds (14 portfolios)
Richard E. Ten Haken, 1934	Trustee	Since 2002	Chairman and President, Ten Haken & Associates, Inc. (financial management consulting); Chairman of the Board, Bryce Capital Mutual Funds from 2004 to 2006; President, JP Morgan Chase Mutual Funds from 1987 to 1992; President, Pinnacle Government Fund from 1987 to 1990; New York State Teachers Retirement System, Chairman of the Board and President (1992 – 1994), Trustee (1972 – 1994), Vice-Chairman of Board and Vice-President (1977 – 1992); District Superintendent of Schools, State of New York from 1970 to 1993	3	Trustee & Chairman of Bryce Capital Mutual Funds from 2004-2006 (2 portfolios)

INSTITUTIONAL ADVISORS LARGECAP FUND

March 31, 2012

Trustees and Officers (Continued)

(Unaudited)

Interested Trustees[4]:
Robert W. Mitchell, 1969	Trustee & Treasurer	Since 2011	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC (“CCA”) since 2001	3	None
William C. Martindale, Jr., 1942	Chairman of the Board, CEO, & Trustee	Chairman since 2011 & Trustee since 2002	Managing Partner, Co-Founder and Portfolio Manager of CCA since 2001	3	None

Name & Year of Birth	Position(s) Held with the Fund and Length of Time Served[2]	Principal Occupation During Past Five Years
Officers:
William C. Martindale, Jr. 1942	Chairman since September, 2011, CEO since September 2010; President from July 2002 to September 2010	Managing Partner, Co-Founder and Portfolio Manager of CCA since 2001
Duane R. D’Orazio 1972	Secretary, since July 2002 Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since 2008	Head Trader, Managing Partner, and Chief Compliance Officer of Conestoga Capital Advisors, LLC since 2001
Robert M. Mitchell 1969	Treasurer since July 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC (“CCA”) since 2001
Gregory B. Getts 1957	Assistant Treasurer since 2006	President and Owner of Mutual Shareholder Services, LLC since 1999
Mark S. Clewett 1968	Senior Vice President since February 2006	Managing Partner, Director of Institutional Sales and Client Service for Conestoga Capital Advisors, LLC since 2006; Senior Vice President of Consultant Relations for Delaware Investments, 1996-2005
Joseph F. Monahan 1959	Senior Vice President since 2008	Managing Partner, Portfolio Manager, and Research Analyst for Conestoga Capital Advisors, LLC since 2008; Senior Vice President and Chief Financial Officer of McHugh Associates (2001-2008)
David M. Lawson 1951	Senior Vice President since 2008	Managing Partner, Portfolio Manager, and Research Analyst for Conestoga Capital Advisors, LLC since 2008; President and Chief Operating Officer of McHugh Associates (1995-2008)

INSTITUTIONAL ADVISORS LARGECAP FUND

March 31, 2012

Trustees and Officers (Continued)

(Unaudited)

Name & Year of Birth	Position(s) Held with the Fund and Length of Time Served[2]	Principal Occupation During Past Five Years
M. Lorri McQuade 1950	Vice President since September 2003	Partner (since 2003) and Administrative Manager of Conestoga Capital Advisors, LLC. since 2001
Michelle L. Patterson 1976	Vice President since September 2003	Partner (since 2003) and Operations and Marketing Analyst of Conestoga Capital Advisors, LLC. since 2001

Notes:

1

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Mitchell and Mr. Martindale each have ownership interest in Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the 1940 Act.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended June 30, 2009 (the Fund commenced operations on March 31, 2009).  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities and the Fund’s portfolio securities voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-292-2660 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free 1-800-292-2660 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the six months ended March 31, 2012, the Fund paid an income distribution of $0.08869 per share, and a realized gain distribution of $0.19978 per share, for a total distribution of $1,023,892.

INSTITUTIONAL ADVISORS LARGECAP FUND

Board of Trustees

William C. Martindale, Jr., Chairman

William B. Blundin

Nicholas J. Kovich

Richard E. Ten Haken

Michael R. Walker

Robert M. Mitchell

Investment Adviser

Institutional Advisors LLC

2201 Ridgewood Road #180

Wyomissing, PA 19610

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO 64106

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street 26th Floor

Philadelphia, PA 19103

Counsel
Drinker Biddle & Reath LLP

One Logan Square Suite 2000

Philadelphia, PA  19103-6996

Officers of Institutional Advisors LargeCap Fund

James D. King, President

Karen L. Kleffel, Chief Compliance Officer

Richard A. Lord, Jr., Chief Financial Officer

H. Anderson Ellsworth, Secretary

This report is provided for the general information of the shareholders of the Institutional Advisors LargeCap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date June 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date June 7, 2012

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date June 7, 2012

* Print the name and title of each signing officer under his or her signature.